       Exhibit 99.2

                         Andrews Group Incorporated
                        Pro Forma Financial Information
                             Basis of Presentation


       In March 1995 NWCG sold its investment in WSBK-TV (the "Boston Station") for gross proceeds of $107.5 million. NWCG repaid $19.5 million of the Bank Credit Agreement Loans in March 1995 and $77.3 million of the Step-Up Notes in April 1995 from the net proceeds of the Boston Station sale.

       NWCG purchased certain debt and equity securities of Argyle Television Holding Inc. ("Argyle") for total consideration of approximately $750.4 million, including the $100 million in cash paid for an option in 1994 and assumption of debt of approximately $283.6 million. Argyle controlled four VHF television stations, KDFW-TV (Dallas, Texas), KTBC-TV (Austin, Texas), KTVI-TV (St. Louis, Missouri) and WVTM-TV (Birmingham, Alabama). For financial reporting purposes, the acquisition occurred on March 31, 1995. FCC approval for change in control of the television stations occurred on April 14, 1995. The acquisition has been accounted for as a purchase.

       In July 1995 NWCG purchased Cannell Entertainment Inc. for Series E Cumulative Convertible Redeemable Preferred Stock ("Series E Preferred Stock") valued at approximately $30 million and certain other consideration. The acquisition has been accounted for as a purchase.

       In August 1996 NWCG sold substantially all of the assets of WVTM-TV and its subsidiaries (collectively, the "Birmingham Station") to National Broadcasting Company, Inc. ("NBC") for gross proceeds of $200 million, subject to certain adjustments. NWCG repaid $80.0 million of the Acquisition Credit Agreement debt in August 1996 from the net proceeds of the Birmingham Station sale.

       The following pro forma financial information gives effect to, as of January 1, 1995, the sale of the Boston Station, repayment of a portion of NW Television's debt, the purchase of Argyle, borrowings necessary to fund the Argyle acquisition, the issuance of preferred stock, the sale of the Birmingham Station, and the repayment of a portion of NWCAC's debt. The pro forma financial information does not necessarily reflect the future results or the results that would have occurred had these transactions actually occurred on January 1, 1995 (in thousands, except per share).

                                ANDREWS GROUP INCORPORATED AND SUBSIDIARIES
                                      PRO FORMA STATEMENT OF OPERATIONS
                                       Six Months Ended June 30, 1996
                                            (Dollars in Millions)
                                                 (unaudited)

                                                                            Historical
                                                                            Results of
                                                           Historical          WVTM          Adjustments           Pro forma
                                                         ---------------- ---------------- ----------------     ----------------
Net revenues                                              $        707.3  $         (11.0)                      $         696.3
Operating expenses:
   Direct costs                                                    421.5             (2.6)                                418.9
   Selling, general and administrative expenses                    211.2             (2.2)                                209.0
Amortization of goodwill and intangibles                            37.8             (1.6)            (0.9) (g)            35.3
                                                         ---------------- ---------------- ----------------     ----------------
Operating income                                                    36.8             (4.6)             0.9                 33.1
                                                         ---------------- ---------------- ----------------     ----------------

Other (expense) income:
   Interest expense                                               (164.3)                              3.2  (h)          (161.1)
   Interest and net investment income                               34.4                               1.9  (i)            36.3
   Gain on sale of business interests, net                           0.3                                                    0.3
   Amortization of debt issuance costs and other                   (14.9)                                                 (14.9)
                                                         ---------------- ---------------- ----------------     ----------------
                                                                  (144.5)             0.0              5.1               (139.4)
                                                         ---------------- ---------------- ----------------     ----------------
Loss before income taxes, minority interest
  and equity in net income of investees                           (107.7)            (4.6)             6.0               (106.3)
Benefit (provision) for income taxes                                 4.9                               0.4  (j)             5.3
Minority interest in loss (earnings) of subsidiaries                 6.8                              (2.0) (f)             4.8
Equity in net income of investees                                    1.9                                                    1.9
                                                         ---------------- ---------------- ----------------     ----------------
Loss before extraordinary item                                     (94.1)            (4.6)             4.4                (94.3)
Extraordinary item, net of tax
                                                         ---------------- ---------------- ----------------     ----------------
Net loss                                                  $        (94.1) $          (4.6) $           4.4      $         (94.3)
                                                         ================ ================ ================     ================








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                  ANDREWS GROUP INCORPORATED AND SUBSIDIARIES
                            PRO FORMA BALANCE SHEET
                         Six Months Ended June 30, 1996
                             (Dollars in Millions)
                                  (unaudited)

                                                                            Historical
                                                                            Results of
                            Assets                         Historical          WVTM         Adjustments          Pro forma
                                                         ---------------  ---------------  ---------------     ---------------
Cash                                                      $         84.0   $            -   $        124.0 (a)  $        208.0
Trade receivables, net                                             386.8             (5.2)               -               381.6
Inventories                                                         95.9                -                -                95.9
Television program contract rights                                  11.6             (0.2)               -                11.4
Film costs, net                                                     81.4                -                -                81.4
Deferred taxes                                                      56.8                -                -                56.8
Prepaid expenses and other                                          91.4             (0.2)               -                91.2
                                                         ---------------  ---------------  ---------------     ---------------
   Total current assets                                            807.9             (5.6)           124.0               926.3

Property, plant and equipment, net                                 304.3             (8.6)               -               295.7
Intangible assets, net                                           2,408.4            (86.4)           (44.0) (b)        2,278.0
Loans to affiliates, net                                           278.8                -                -               278.8
Other assets                                                       218.4                -                -               218.4
                                                         ---------------  ---------------  ---------------     ---------------
                                                          $      4,017.8   $       (100.6)  $         80.0       $     3,997.2
                                                         ===============  ===============  ===============     ===============


             Liabilities and Stockholder's deficit
Current liabilities:
   Current portion of long-term debt and notes payable    $         53.8   $            -   $         (4.1) (d)  $        49.7
   Short-term borrowings                                            11.0                -                -                11.0
   Accounts payable and accrued expenses                           329.2             (1.4)             9.6  (c)          337.4
   Television program contracts payable                             14.4             (0.1)               -                14.3
   Deferred income                                                  30.4                -                -                30.4
   Participations and residuals payable                             54.2                -                -                54.2
                                                         ---------------  ---------------  ---------------     ---------------
    Total current liabilities                                      493.0             (1.5)             5.5               497.0

Long-term debt                                                   2,693.1                             (75.9) (d)        2,617.2
Indebtedness to affiliates                                         542.7                                 -               542.7
Other liabilities                                                  170.7             (0.1)             0.8  (e)          171.4
Minority interest                                                  445.7                             (21.3) (f)          424.4
Redeemable preferred stock of subsidiaries                         340.8                                 -               340.8

Commitments and contingencies

Stockholder's deficit:
   Common stock, $1.00 par value; 1,000 shares
    authorized, issued and outstanding
   Additional paid-in-capital                                       40.6                                                  40.6
   Accumulated deficit                                            (708.6)           (99.0)           170.9 (f)          (636.7)
   Cumulative translation adjustment                                (0.2)                                                 (0.2)
                                                         ---------------  ---------------  ---------------     ---------------
      Total stockholder's deficit                                 (668.2)           (99.0)           170.9              (596.3)
                                                         ---------------  ---------------  ---------------     ---------------
                                                          $      4,017.8   $       (100.6)  $         80.0      $      3,997.2
                                                         ===============  ===============  ===============     ===============






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                                  ANDREWS GROUP INCORPORATED AND SUBSIDIARIES
                                       PRO FORMA STATEMENT OF OPERATIONS
                                         Year Ended December 31, 1995
                                            (Dollars in Millions)
                                                (unaudited)

                                                         Historical   Historical   Historical
                                                         Results of   Results of   Results of
                                           Historical       WSBK        Argyle        WVTM         Adjust.         Pro forma
                                           ------------  ------------ ------------ ------------  ------------     ------------
Net revenues                                $  1,434.3    $     (5.7)  $     29.6   $    (19.1)   $        -       $  1,439.1
Operating expenses:
   Direct costs                                  900.4          (5.2)        10.1         (5.4)            -            899.9
   Selling, general and administrative
     expenses                                    402.0          (1.0)         6.5         (3.6)            -            403.9
Amortization of goodwill and intangibles          68.3          (0.8)         6.9         (2.3)         (3.7) (g)        68.4
Restructuring                                     25.0             -            -            -             -             25.0
                                           ------------  ------------ ------------ ------------  ------------     ------------
Operating income                                  38.6           1.3          6.1         (7.8)          3.7             41.9
                                           ------------  ------------ ------------ ------------  ------------     ------------

Other (expense) income:
   Interest expense                             (304.9)            -            -            -           2.4  (h)      (302.5)
   Interest and net investment income             45.8             -            -            -           3.3  (i)        49.1
   Gain on sale of business interests, net        48.0             -            -            -         (41.7) (l)         6.3
   Amortization of debt issuance costs
     and other                                   (36.5)            -         (9.8)           -           9.8  (k)       (36.5)
                                           ------------  ------------ ------------ ------------  ------------     ------------
                                                (247.6)            -         (9.8)           -         (26.2)          (283.6)
                                           ------------  ------------ ------------ ------------  ------------     ------------

Loss before income taxes, minority
  interest equity in net income of
  investees and extraordinary items             (209.0)          1.3         (3.7)        (7.8)        (22.5)          (241.7)
Provision for income taxes                       (40.2)            -         (0.1)           -          31.3  (j)        (9.0)
Minority interest in loss (income)
  of subsidiaries                                 12.5             -            -            -           0.9  (f)        13.4
Equity in net income of investees                  1.1             -            -            -                            1.1
                                           ------------  ------------ ------------ ------------  ------------     ------------
Loss before extraordinary item                  (235.6)          1.3         (3.8)        (7.8)          9.7           (236.2)
Extraordinary item                                (3.3)            -            -            -             -             (3.3)
                                           ============  ============ ============ ============  ============     ============
Net loss                                    $   (238.9)   $      1.3   $     (3.8)  $     (7.8)   $      9.7       $   (239.5)
                                           ============  ============ ============ ============  ============     ============

                    Notes to Pro Forma Financial Information

       (a) Reflects cash received on the sale of the Birmingham Station, net of cash paid to reduce a portion of NWCAC's debt.

       (b) Reflects an adjustment to intangible assets as a result of a reduction in the valuation allowance recorded for net operating losses.

       (c) Reflects income taxes payable related to the sale of the Birmingham Station, the reduction of accrued interest associated with the reduction of a portion of NWCAC's debt and costs accrued associated with the sale of the Birmingham Station.

       (d) Reflects the reduction of a portion of NWCAC's debt with the net proceeds from the sale of the Birmingham Station.

       (e) Reflects the estimated deferred tax effect of the sale of the Birmingham Station.

       (f)       Reflects adjustment for the sale of the Birmingham Station.

       (g) Reflects the increase of amortization of intangible assets and depreciation of property, plant and equipment based on the fair value assets acquired from Argyle, net of a reduction associated with the sale of the Birmingham Station.

       (h) Reflects adjustments to interest expense for the sale of the Boston Station in 1995, additional borrowings under the Acquisition Credit Agreement to finance the purchase of Argyle and repay Argyle's debt assumed in 1995, and for the sale of the Birmingham Station in 1996.

       (i) Reflects interest income earned on net proceeds from the sale of the Birmingham Station.

       (j) Reflects adjustment of the provision for income taxes in accordance with SFAS No. 109; in 1995, the adjustment is primarily related to the sale of the Boston Station.

       (k) Reflects the elimination of Argyle-related corporate expenses as a result of the consolidation of operations and the adjustment of total corporate expenses based on management's estimate of total corporate expenses.

       (l)       Reflects elimination of the gain for the sale of the Boston
                 Station.